New accounting standard	12 Months Ended
Dec. 31, 2021
Disclosure of initial application of standards or interpretations [abstract]
New accounting standards [Text Block]

4. New accounting standards and amendments

New accounting standard

Interest rate benchmark reform - Phase 2

In August 2020, the IASB made amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16 to address the issues that arise during the reform of an interest rate benchmark rate, including the replacement of one benchmark with an alternative one. Affected entities need to disclose information about the nature and extent of risks arising from IBOR reform to which the entity is exposed, how the entity manages those risks, and the entity's progress in completing the transition to alternative benchmark rates and how it is managing that transition. The amendments are applicable to financial reporting periods commencing on or after January 1, 2021.

The Company amended its revolving credit facility in 2021 and, as such, the agreement now includes alternative benchmark rates and transition measures. As the amounts drawn under the credit facility are for a period of one to three months, the Company does not expect any significant impact on the transition to a replacement benchmark rate.

Accounting standards issued but not yet effective

The Company has not yet adopted certain standards, interpretations to existing standards and amendments which have been issued but have an effective date of later than December 31, 2021. Many of these updates are not expected to have any significant impact on the Company and are therefore not discussed herein.

Amendments to IAS 16 Property, plant and equipment

The IASB has made amendments to IAS 16 Property, plant and equipment, which will be effective for financial years beginning on or after January 1, 2022. Proceeds from selling items before the related item of property, plant and equipment is available for use should be recognized in profit or loss, together with the costs of producing those items. The Company will therefore need to distinguish between the costs associated with producing and selling items before the item of property, plant and equipment (pre-production revenue) is available for use and the costs associated with making the item of property, plant and equipment available for its intended use. For the sale of items that are not part of a company's ordinary activities, the amendments will require the Company to disclose separately the sales proceeds and related production cost recognized in profit or loss and specify the line items in which such proceeds and costs are included in the statement of comprehensive income (loss). These amendments will have an impact on the Company's consolidated financial statements in 2022.

In 2022, the Company will record pre-commercial revenues generated from the mining activities engaged by Osisko Development, and will retroactively adjust its 2021 results to conform with the new amendments. This will result in additional revenues and costs of sales on the statement of income (loss) of approximately $7.3 million for the year 2021.